Current and non-current inventories	12 Months Ended
Dec. 31, 2021
Current and non-current inventories
Current and non-current inventories

9 Current and non-current inventories

Current inventories are disclosed as follows:

	December 31,	December 31,
(€ million)	2021	2020
Raw and auxiliary materials and consumables	1,001	706
Consumables for infrastructure and facility maintenance of perforation activities	1,611	1,580
Finished products and goods	3,452	1,603
Other	8	4
	6,072	3,893

Raw and auxiliary materials and consumables include oil-based feedstock and other consumables pertaining to refining and chemical activities.

Materials and supplies include materials to be consumed in drilling activities and spare parts to the Exploration & Production segment for €1,481 million (€1,463 million at December 31, 2020).

Finished products and goods included natural gas and oil products for €2,414 million (€874 million at December 31, 2020) and chemical products for €626 million (€443 million at December 31, 2020).

Inventories are stated net of write-down provisions of €570 million (€348 million at December 31, 2020).

Inventories held for compliance purposes of €1,053 million (€995 million at December 31, 2020) related to Italian subsidiaries for €1,032 million (€977 million at December 31, 2020) in accordance with minimum stock requirements for oil and petroleum products set forth by applicable laws.

The increase in current and non-current inventories was essentially due to the recovery in oil and hydrocarbons prices.

Natural gas inventories of €269 million were pledged to guarantee the potential imbalance exposure towards Snam Rete Gas SpA.